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                                                                     EXHIBIT 1.1

                                FORM OF AGREEMENT

                            EASTMAN CHEMICAL COMPANY

                                EQUITY SECURITIES

                             UNDERWRITING AGREEMENT

                                                               ________ __, 200_

To the Underwriters Named
in Schedule I Hereto:

                  Eastman Chemical Company, a Delaware corporation (the "Company"), proposes, subject to the terms and conditions stated herein, to issue and sell to the Underwriters named in Schedule I hereto (the "Underwriters") an aggregate of _________ shares of [Common Stock of the Company ("Common Stock")], [name of Series Preferred Stock ("Preferred Stock")] [and, at the election of the Underwriters, up to _________ additional shares of [Common Stock] [Preferred Stock]]. The __________ shares of [Common Stock] [Preferred Stock] to be sold are herein called the "Firm Shares" and the _______ additional shares of [Common Stock] [Preferred Stock] to be sold are herein called the "Optional Shares". The Firm Shares and the Optional Shares that the Underwriters elect to purchase pursuant to Section 2 hereof are herein collectively called the "Shares".

                  1. The Company represents and warrants to, and agrees with, each of the Underwriters that:

                           (a)      A registration statement on Form S-3 (File
No. 333-________) (the "Initial Registration Statement") in respect of the Shares has been filed with the Securities and Exchange Commission (the "Commission"); the Initial Registration Statement and any post-effective amendments thereto, each in the form heretofore delivered to the Underwriters, including all documents incorporated by reference therein, has been declared effective by the Commission in such form; other than a registration statement, if any, increasing the size of the offering (a "Rule 462(b)

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Registration Statement") filed pursuant to Rule 462(b) under the Securities Act of 1933, as amended (the "Act"), which became effective upon filing, no other document with respect to the Initial Registration Statement or any document incorporated by reference therein has heretofore been filed or transmitted for filing with the Commission (other than prospectuses filed pursuant to Rule 424 of the rules and regulations of the Commission under the Act , each in the form heretofore delivered to the Underwriters); and no stop order suspending the effectiveness of the Initial Registration Statement, any post-effective amendment thereto or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission (any preliminary prospectus included in the Initial Registration Statement or filed with the Commission pursuant to Rule 424(a) under the Act being hereinafter called a "Preliminary Prospectus"; the various parts of the Initial Registration Statement and the Rule 462(b) Registration Statement, if any, including all exhibits thereto and (i) the information, if any, contained in the form of final prospectus filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 4(a) hereof and deemed by virtue of Rule 430A under the Act to be part of such Initial Registration Statement at the time it was declared effective and (ii) the documents incorporated by reference in the prospectus contained in such registration statement at the time such part of such registration statement became effective, each as amended at the time such part of such registration statement became effective or such part of the Rule 462(b) Registration Statement, if any, became or hereafter becomes effective, being hereinafter collectively called the "Registration Statement"; such final prospectus, in the form first filed pursuant to Rule 424(b) under the Act, being hereinafter called the "Prospectus"; any reference herein to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to the applicable form under the Act, as of the date of such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents filed after the date of such Preliminary Prospectus or Prospectus, as the case may be, under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and incorporated by reference in such Preliminary Prospectus or Prospectus, as the case may be; any reference to any amendment to the Registration Statement shall be deemed to refer to and include any annual report of the Company filed pursuant to Section 13(a) or 15(d) of the Exchange Act after the effective date of the Initial Registration Statement that is incorporated by reference in the Registration Statement; and any reference to the Prospectus as amended or supplemented shall be deemed to refer to the Prospectus as amended or supplemented in relation to the Shares in the form in which it is filed with the Commission pursuant to Rule 424(b) under the Act in accordance with Section 4(a) hereof, including any documents incorporated by reference therein as of the date of such filing);

                           (b)      No order preventing or suspending the use of
any Preliminary Prospectus has been issued by the Commission, and each Preliminary Prospectus, at the time of filing thereof, conformed in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder, and did not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of

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the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

                           (c)      The documents incorporated by reference in
the Prospectus, when they became effective or were filed with the Commission, as the case may be, conformed in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and any further documents so filed and incorporated by reference in the Prospectus or any further amendment or supplement thereto, when such documents become effective or are filed with the Commission, as the case may be, will conform in all material respects to the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein;

                           (d)      The Registration Statement and the
Prospectus conform, and any further amendments or supplements to the Registration Statement or the Prospectus will conform, in all material respects to the requirements of the Act and the rules and regulations of the Commission thereunder and do not and will not, as of the applicable effective date as to the Registration Statement and any amendment thereto and as of the applicable filing date as to the Prospectus and any amendment or supplement thereto, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information furnished in writing to the Company by an Underwriter through you expressly for use therein; the Registration Statement, the Prospectus and the documents incorporated therein by reference, including exhibits to any such documents, are identical, in all material respects, to any electronically transmitted copies thereof filed by the Company with the Commission pursuant to the Commission's Electronic Data Gathering and Retrieval System ("EDGAR"), except to the extent permitted by Regulation S-T;

                           (e)      Neither the Company nor any of its
subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree which would be reasonably likely to have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than

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as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than pursuant to options, stock purchase and other employee benefit plans and the Company's stock buy-back program) or long-term debt of the Company and its subsidiaries taken as a whole or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Prospectus;

                           (f)      The Company and its subsidiaries have good
and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as are not material and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and any real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                           (g)      The Company has been duly incorporated and
is validly existing as a corporation in good standing under the laws of the State of Delaware, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus, and has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction; and each subsidiary of the Company listed on Exhibit 21.01 to the Company's annual report on Form 10-K for the Company's most recently completed fiscal year has been duly incorporated or otherwise organized and is validly existing as a corporation or other entity in good standing under the laws of its jurisdiction of incorporation or organization, with power and authority (corporate and other) to own its properties and conduct its business as currently conducted, and has been duly qualified as a foreign corporation or other entity for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction;

                           (h)      The Company has an authorized capitalization
as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and all of the issued shares of capital stock of each subsidiary of the Company that are owned by the Company are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims and all of the issued shares of capital stock of each subsidiary of the Company that is a significant subsidiary, within the meaning of such

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term as set forth in Rule 1-02 of Regulation S-X, have been duly authorized and validly issued and are fully paid and non-assessable (except for directors' qualifying shares);

                           (i)      [Insert if Common Stock -- The Firm Shares
and any Optional Shares have been duly authorized and, when the Firm Shares are issued and delivered pursuant to this Agreement and in the case of any Optional Shares, pursuant to Over-allotment Options (as defined in Section 2 hereof) with respect to such Shares, such Shares will be validly issued and fully paid and nonassessable; and the Shares conform to the description thereof contained in the Registration Statement and Prospectus;]

                           (i) [Insert if Preferred Stock -- The Firm Shares and any Optional Shares have been duly authorized and, when the Firm Shares are issued and delivered pursuant to this Agreement and in the case of any Optional Shares, pursuant to Over-allotment Options (as defined in Section 2 hereof) with respect to such Shares, such Shares will be validly issued and fully paid and nonassessable and will have the rights set forth in the Company's Certificate of Incorporation, as amended, including the applicable certificate of designations filed under Section 151 of the General Corporation Law of the State of Delaware (the "Certificate of Designations") which will be timely filed; and the Shares will conform to the description thereof in the Prospectus;]

                           (i) [Insert if Shares are convertible into or exchangeable for Common Stock -- The shares of Common Stock issuable upon [conversion] [exchange] of such Preferred Stock have been duly authorized and reserved for issuance upon such [conversion] [exchange], and, when issued and delivered upon such [conversion] [exchange], will be validly issued and will be fully paid and nonassessable; the stockholders of the Company have no preemptive rights with respect to such Common Stock issuable upon [conversion] [exchange] of such Preferred Stock; and such shares of Common Stock conform to the description of the Common Stock contained in the Registration Statement and the Prospectus;]

                           (j)      The issue and sale of the Shares [and any
shares of ________________ issuable upon conversion, exchange or exercise of the Shares] and the compliance by the Company with all of the provisions of this Agreement and each Over-allotment Option and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except, in each case, for such breaches, violations and defaults that would not, individually or in the aggregate, be reasonably likely to have a material adverse effect on the financial position, stockholders' equity, results of operations or business prospects of the Company and its subsidiaries taken as a whole, nor will such action result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation of any court or governmental agency or

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body having jurisdiction over the Company or any of its subsidiaries or any of their properties; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares [and any Shares of _______________ issuable upon conversion, exchange or exercise of the Shares] or the consummation by the Company of the transactions contemplated by this Agreement or the Over-allotment Options, except such as have been, or will have been prior to the Time of Delivery (as defined in Section 3 hereof), obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares [and any shares of the ___________ issuable upon conversion, exchange, or exercise of the Shares] by the Underwriters;

                           (k)      Neither the Company nor any of its
subsidiaries (i) has received notice or has actual knowledge of any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage, injury, judgment, penalty or fine which would, individually or in the aggregate, be reasonably likely to have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole resulting from (A) the violation or alleged violation of any laws relating to air pollution, water pollution, noise control and/or handling discharge, disposal or recovery of on-site or off-site hazardous substances or materials, (B) any noncompliance with or violation of the requirements of any environmental law, (C) the release or threatened release of any toxic or hazardous waste, substance or constituent or (D) any other Environmental Matter (as hereinafter defined), or (ii) is liable, or has any contingent liability known to the Company, in connection with the release or threatened release of any toxic or hazardous waste, substance or constituent, which liability would, individually or in the aggregate, be reasonably likely to have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, or (iii) has received notice or has actual knowledge of any governmental investigation seeking remedial action in connection with a release or threatened release of any toxic or hazardous waste, substance or constituent for which the Company or any of its subsidiaries may be liable and which (if the Company or any of its subsidiaries were so liable) would be reasonably likely to have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole; "Environmental Matter" means (I) the release of any amount of toxic or hazardous waste or substances, pollutant or contaminant into the environment, (II) the management, including the generation, handling, treatment, storage, transport, discharge or disposal or recovery, whether on-site or off-site, of any solid wastes, toxic or hazardous wastes, hazardous substances, pollutants or contaminants, (III) the past and present use of surface waters or groundwater and (IV) the construction or maintenance of any dams or levees;

                           (l)      The Company and its subsidiaries own or
possess the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and

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proprietary rights") presently employed by them in connection with the business now operated by them, and the patent and proprietary rights necessary in connection with the business proposed to be operated by them, as described in the Prospectus, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights referred to above, or of any facts which would render any such patent and proprietary rights invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, would, individually or in the aggregate, be reasonably likely to result in any material adverse change in the financial position, stockholders' equity, results of operations or business prospects of the Company and its subsidiaries taken as a whole;

                           (m)      Other than as set forth in the Prospectus,
there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which would, individually or in the aggregate, be reasonably likely to have a material adverse effect on the financial position, stockholders' equity, results of operations or business prospects of the Company and its subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others; and

                           (n)      [PricewaterhouseCoopers LLP], who have
audited certain financial statements of the Company and its subsidiaries, are independent public accountants as required by the Act and the rules and regulations of the Commission thereunder.

                           (o)      The Company is not and, after giving effect
to the offering and sale of the Shares, will not be an "investment company" or an entity "controlled" by an "investment company", as such terms are defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"); and

                           (p)      Neither the Company nor any of its
affiliates does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Section 517.075, Florida Statutes.

                           (q)      This Agreement has been duly authorized,
executed and delivered by the Company.

                  2. Subject to the terms and conditions herein set forth, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company, at the purchase price and on the other terms set forth in Schedule II hereto, the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto and, (b) in the event and to the extent that the Underwriters shall exercise the election to purchase Optional Shares, as provided below, the Company agrees to issue and sell to each of the Underwriters, and each of the Underwriters agrees, severally and not jointly, to purchase from the Company at the

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purchase price to the Underwriters set forth in Schedule II hereto that portion of the number of Optional Shares as to which such election shall have been exercised.

                  The Company hereby grants to each of the Underwriters the right (an "Over-allotment Option") to purchase at their election up to the number of Optional Shares set forth opposite the name of such Underwriter in
Schedule I hereto on the terms referred to in the paragraph above for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from you to the Company given within a period of 30 calendar days after the date of this Agreement, setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered, as determined by you, but in no event earlier than the First Time of Delivery (as defined in Section 3 hereof) or, unless you and the Company otherwise agree in writing, no earlier than two or later than ten business days after the date of such notice.

                  3. Certificates for the Firm Shares and the Optional Shares to be purchased by each Underwriter hereunder, in definitive form to the extent practicable, and in such authorized denominations and registered in the name of [a nominee of The Depository Trust Company] [other name] as described in the Prospectus, shall be delivered by or on behalf of the Company to you for the account of such Underwriter, against payment by such Underwriter or on its behalf of the purchase price therefor by [wire transfer of immediately available funds] [other method to be specified], (i) with respect to the Firm Shares, all at the office set forth on Schedule II hereto on the date set forth therein or at such other time and date as you and the Company may agree upon in writing, such time and date being herein called the "First Time of Delivery" and (ii) with respect to the Optional Shares, if any, in the manner and at the time and date specified by you in the written notice given by your election to purchase such Optional Shares, or at such other time and date as you and the Company may agree upon in writing, such time and date, if not the First Time of Delivery, herein called the "Second Time of Delivery". Each such time and date for delivery is herein called a "Time of Delivery". [Such certificates will be made available for checking and packaging at least twenty-four hours prior to such Time of Delivery at the office of [The Depository Trust Company, 55 Water Street, New York, New York 10041]].

                  4.       The Company agrees with each of the Underwriters:

                           (a)      To prepare the Prospectus in a form approved
by you and to file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution and delivery of this Agreement, or, if applicable, such other time as may be required by Rule 430A(a)(3) under the Act; to make no further amendment or any supplement to the Registration Statement or Prospectus prior to any Time of Delivery for such Shares which shall be disapproved by you promptly after reasonable notice thereof; to advise you, promptly after it receives notice thereof, of the time when the Registration Statement, or any amendment thereto, has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish

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you with copies thereof; to file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of such Shares; to advise you, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus relating to the Shares [and any shares of _____________ issuable upon conversion, exercise or exchange of the Shares], of the suspension of the qualification of such Shares [and any shares of ____________ issuable upon conversion, exercise or exchange of the Shares] for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statement or Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                           (b)      Promptly from time to time to take such
action as you may reasonably request to qualify such Shares [and any shares of ____________ issuable upon conversion, exercise or exchange of the Shares] for offering and sale under the securities laws of such jurisdictions as you may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of such Shares [and any shares of ____________ issuable upon conversion, exercise or exchange of the Shares], provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction;

                           (c)      To furnish the Underwriters with copies of
the Prospectus in New York City, in such quantities as you may reasonably request, and, if the delivery of a prospectus is required at any time prior to the expiration of nine months after the time of issue of the Prospectus in connection with the offering or sale of the Shares and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary during such same period to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Act or the Exchange Act, to notify you and upon your request to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in the securities of the Company as many copies as you may from time to time reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission or effect such compliance; and in case any Underwriter is required to deliver a prospectus in connection with sales of any of the Shares at any time nine months or more after the time of issue of the Prospectus, upon your request but at the expense of such Underwriter, to

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prepare and deliver to such Underwriter as many copies as you may request of an amended or supplemented Prospectus complying with Section 10(a)(3) of the Act;

                           (d)      To make generally available to its
securityholders as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c)), an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule 158);

                           (e)      During the period beginning from the date
hereof and continuing to the later of (i) the termination of trading restrictions for the Shares, as notified to the Company by you and (ii) the last Time of Delivery, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company that are substantially similar to the Shares, including but not limited to any securities that are convertible into or exchangeable for, or that represent the right to receive stock or any such substantially similar securities (other than pursuant to employee stock option plans existing on, or upon the conversion of convertible or exchangeable securities outstanding as of, the date hereof) without your prior written consent;

                           (f)      During a period of five years from the
effective date of the Registration Statement, to furnish to you copies of all reports or other communications (financial or other) furnished to stockholders, and deliver to you (i) as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which the Shares or any class of securities of the Company is listed; provided, however, that the Company shall not be required to deliver any of the foregoing to the extent true and complete copies of such documents are available through EDGAR; and (ii) such additional non-confidential information concerning the business and financial condition of the Company as you may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and its subsidiaries are consolidated in reports furnished to its stockholders generally or to the Commission); [and]

                           (g)      [Insert if Shares are convertible into
Common Stock -- To reserve and keep available at all times, free of preemptive rights, shares of Common Stock for the purpose of enabling the Company to satisfy any obligations to issue shares of Common Stock upon conversion of the Preferred Stock]; [and]

                           (h)      [To use its best efforts to list, subject to
notice of issuance, the Shares [and shares of Common Stock issuable upon conversion, exercise or exchange of the Shares] on the New York Stock Exchange or such other exchange on which the Company's Common Stock is then listed; and]

                           (i)      If the Company elects to rely upon Rule
462(b), the Company shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 p.m., Washington, D.C. time, on the date of this Agreement, and the Company shall at the time of filing either pay to the Commission the

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filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the Act.

                  5. The Company covenants and agrees with the several Underwriters that the Company will pay or cause to be paid the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing or producing any Agreement among Underwriters, this Agreement, any Blue Sky Memorandum, closing documents (including compilations thereof), and any other documents in connection with the offering, purchase, sale and delivery of the Shares [and any shares of ____________ issuable upon conversion, exercise or exchange of the Shares]; (iii) all expenses in connection with the qualification of the Shares [and any shares of ____________ issuable upon conversion, exercise or exchange of the Shares] for offering and sale under state securities laws as provided in
Section 4(b) hereof, including the reasonable fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the Blue Sky and legal investment surveys; [(iv) any filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, any required reviews by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares;] (v) the cost of preparing the certificates for the Shares [and any shares of ____________ issuable upon conversion, exercise or exchange of the Shares]; (vi) the fees and expenses of any Registrar, any Transfer Agent, Dividend Disbursing Agent, or any Calculation Agent and any agent of any Registrar, Transfer Agent, Dividend Disbursing Agent, or Calculation Agent and the fees and disbursements of counsel for any such persons in connection with any Calculation Agent Agreement and the Shares; (vii) all other costs and expenses incident to the performance of its obligations hereunder and under any Over-allotment Options which are not otherwise specifically provided for in this Section. It is understood, however, that, except as provided in this Section, Section 7 and Section 10 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on resale of any of the Shares by them, and any advertising expenses connected with any offers they may make.

                  6. The obligations of the Underwriters hereunder shall be subject, in their discretion, to the condition that all representations and warranties and other statements of the Company herein are, at and as of each Time of Delivery, true and correct, the condition that the Company shall have performed all of its obligations hereunder theretofore to be performed, and the following additional conditions:

                           (a)      The Prospectus shall have been filed with
the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing by the rules and regulations under the Act and in accordance with Section 4(a) hereof; if the Company has elected to rely upon Rule 462(b), the Rule 462(b) Registration Statement shall have become effective by 10:00 p.m., Washington, D.C. time, on the date of this Agreement; no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and all requests for additional information on the part of the Commission shall have been complied with to your reasonable satisfaction;

                           (b)      [Sullivan & Cromwell LLP], counsel for the
Underwriters, shall have furnished to you such opinion or opinions, dated the Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares [and any shares of __________________ issuable upon conversion, exchange or exercise of the Shares], if any, the Registration Statement, the Prospectus, and other related matters as you may reasonably request, and such counsel shall have received such papers and information as they may reasonably request to enable them to pass upon such matters;

                           (c)      The Chief Legal Officer of the Company,
shall have furnished to you his or her written opinion (a draft of each such opinion is attached as Annex II hereto), dated the Time of Delivery, in form and substance satisfactory to you, to the effect that:

                           (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                           (ii) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; and the Shares conform to the description thereof in the Prospectus as amended or supplemented;

                           (iii) The Company has been duly qualified as a foreign corporation for the transaction of business and is in good standing under the laws of each other jurisdiction in which it owns or leases properties, or conducts any business, so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction (such counsel being entitled to rely in respect of the opinion in this clause upon opinions of local counsel and in respect of matters of fact upon certificates of officers of the Company, provided that such counsel shall state that they believe that both you and they are justified in relying upon such opinions and certificates);

                           (iv) To the best of such counsel's knowledge and other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property of the Company or any of its subsidiaries is the subject which would, individually or in the aggregate, be reasonably likely to have a material adverse effect on the financial position, stockholders' equity, results of operations or business prospects of the Company and its subsidiaries taken as a whole, and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                           (v) This Agreement has been duly authorized, executed and delivered by the Company;

                           (vi) [(-) Insert if Common Stock -- The Shares have been duly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable; and the Shares conform in all material respects to the description thereof contained in the Registration Statement and in the Prospectus;]

                           [(-) Insert if Preferred Stock -- The Shares have been duly authorized and, when issued and delivered to and paid for by the Underwriters in accordance with the terms of the Underwriting Agreement, will be validly issued, fully paid and nonassessable and will have the rights set forth in the Company's Certificate of Incorporation, as amended, including the Certificate of Designations; the Shares conform in all material respects to the description thereof contained in the Registration Statement and Prospectus;]

                           [(-) The Certificate of Designations has been filed with the Secretary of State of the State of Delaware in accordance with Delaware General Corporation Law;]

                           [Insert if Shares are convertible into or exchangeable for Common Stock -- The shares of Common Stock issuable upon [conversion] [exchange] of such Shares in accordance with the terms of the Certificate of Designations and the Shares have been duly authorized and reserved for issuance upon such [conversion] [exchange], and, when issued and delivered upon such [conversion] [exchange], will be duly authorized and validly issued and will be fully paid and non-assessable; the stockholders of the Company have no preemptive rights with respect to such Common Stock issuable upon [conversion] [exchange] of such Shares; and such shares of Common Stock conform in all material respects to the description of the Common Stock contained in the Registration Statement and the Prospectus and the Shares will conform in all material respects to the description thereof contained in the Registration Statement and Prospectus;]

                           (vii) The issue and sale of the Shares and the compliance by the Company with all of the provisions of the Shares and this Agreement and the Over-allotment Options and the consummation of the transactions contemplated herein and therein will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the property or assets of the Company or any of its subsidiaries is subject except, in each case, for such breaches, violations and defaults that would not, individually or in the aggregate, be reasonably likely to have a material adverse effect on the financial position, stockholders' equity, results of operations or business prospects of the Company and its subsidiaries taken as a whole, nor will such actions result in any violation of the provisions of the Certificate of Incorporation or By-laws of the Company or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties;

                           (viii) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Shares [and shares of ___________ issuable upon conversion, exercise or exchange of the Shares] or the consummation by the Company of the transactions contemplated by this Agreement, except such as have been obtained under the Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

                           (ix)     Neither the Company nor any of its
         subsidiaries (a) has received notice or has actual knowledge of any claim, demand, obligation, cause of action, accusation, allegation, order, violation, damage, injury, judgment, penalty or fine which would, individually or in the aggregate, be reasonably likely to have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole resulting from (w) the violation or alleged violation of any laws relating to air pollution, water pollution, noise control and/or handling discharge, disposal or recovery of on-site or off-site hazardous substances or materials, (x) any noncompliance with or violation of the requirements of any environmental law, (y) the release or threatened release of any toxic or hazardous waste, substance or constituent or (z) any other Environmental Matter, or (b) has received notice or has actual knowledge that the Company or any of its subsidiaries is or will be liable in connection with the release or threatened release of any toxic or hazardous waste, substance or constituent, which liability would, individually or in the aggregate, be reasonably likely to have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole, or (c) has received notice or has actual knowledge of any governmental investigation seeking remedial action in connection with a release or threatened release of any toxic or hazardous waste, substance or constituent for which the Company or any of its subsidiaries may be liable and which (if the Company or any of its subsidiaries were so liable) would be reasonably likely to have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

                           (x) The Company and its subsidiaries own or possess the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names (collectively, "patent and proprietary rights") presently employed by them in connection with the business now operated by them, and the patent and proprietary rights necessary in connection with the business proposed to be operated by them, as described in the Prospectus, and neither the Company nor any of its subsidiaries has received any notice or is otherwise aware of any infringement of or conflict with asserted rights of others with respect to any patent or proprietary rights referred to above, or of any facts which would render any such patent and proprietary rights invalid or inadequate to protect the interest of the Company or any of its subsidiaries therein, and which infringement or conflict (if the subject of any unfavorable decision, ruling or finding) or invalidity or inadequacy, individually or in the aggregate, would be reasonably likely to result in any material adverse change in the financial condition, stockholders' equity or results of operations of the Company and its subsidiaries taken as a whole;

                           (xi) The Company is not an "Investment Company" or an entity "controlled" by an "Investment Company", as such terms are defined in the Investment Company Act;

                           (xii) The documents incorporated by reference in the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and financial data and related schedules therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents became effective or were so filed, as the case may be, contained, in the case of a registration statement which became effective under the Act, an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or, in the case of other documents which were filed under the Act or the Exchange Act with the Commission, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading; and

                           (xiii)   The Registration Statement and the
         Prospectus and any further amendments and supplements thereto made by the Company prior to the Time of Delivery (other than the financial statements and financial data and related schedules therein, as to which such counsel need express no opinion) comply as to form in all material respects with the requirements of the Act and the rules and regulations thereunder; such counsel has no reason to believe that, as of its effective date, the Registration Statement or any further amendment thereto made by the Company prior to the Time of Delivery (other than the financial statements and financial data and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that, as of its date, the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and financial data and related schedules therein, as to which such counsel need express no opinion) contained an untrue statement of a material fact or omitted to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or that, as of the Time of Delivery, either the Registration Statement or the Prospectus or any further amendment or supplement thereto made by the Company prior to the Time of Delivery (other than the financial statements and financial data and related schedules therein, as to which such counsel need express no opinion) contains an untrue statement of a material fact or omits to state a material fact necessary to make the statements therein, in light of the circumstances in which they were made not misleading; and such counsel does not know of any amendment to the Registration Statement required to be filed or of any contracts or other documents of a character required to be filed as an exhibit to the Registration Statement or required to be incorporated by reference into the Prospectus or required to be described in the Registration Statement or the Prospectus which are not filed or incorporated by reference or described as required;

which opinion may be limited to the federal laws of the United States, the General Corporation Law of the State of Delaware, and the laws of the States of New York and Tennessee; and as to any matters of New York law, the Chief Legal Officer shall be entitled to rely solely on the opinion of [Sullivan & Cromwell LLP] to be furnished to you pursuant to Section 7(b) hereof; and as to any matter covered in Section 7(c)(iii) hereof, the Chief Legal Officer shall be entitled to rely solely upon certificates or written statements from public officials of such jurisdictions, and such opinion shall be limited in terms of its meaning to the statements made by such officials on the face of such certificates or written statements;

                           (d)      On each of the date hereof and at the Time
of Delivery, [PricewaterhouseCoopers LLP] shall have furnished to you a letter, dated the date of delivery thereof, in form and substance satisfactory to you, to the effect set forth in Annex I hereto (the executed copy of the letter delivered prior to the execution of this Agreement is attached as Annex I(a) hereto and a draft of the form of letter to be delivered on the effective date of any post-effective amendment to the Registration Statement and as of each Time of Delivery is attached as Annex I(b) hereto);

                           (e)      (i) Neither the Company nor any of its
subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus, and (ii) since the respective dates as of which information is given in the Prospectus there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in Clause (i) or (ii), is in your judgment so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Securities on the terms and in the manner contemplated in the Prospectus;

                           (f)      On or after the date hereof (i) no
downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization," as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Act and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock;

                           (g)      On or after the date hereof there shall not
have occurred any of the following: (i) a suspension or material limitation in trading in securities generally on the New York Stock Exchange or the over-the-counter market; (ii) trading of any securities issued or guaranteed by the Company shall have been suspended on any exchange or in any over-the-counter market; (iii) a general moratorium on commercial banking activities shall have been declared by either Federal or New York State authorities; or (iv) the outbreak or escalation of hostilities involving the United States or the declaration by the United States of a national emergency or war, or any calamity or crisis either within or outside the United States, which represents a significant departure from the conditions that exist on the date hereof, if the effect of any such event specified in this clause (iv) in your judgment is material and adverse and makes it impracticable or inadvisable to proceed with the offering, sale or the delivery of the Firm Shares or Optional Shares or both on the terms and in the manner contemplated by the Prospectus and this Agreement; and

                           [(-) The Shares at each Time of Delivery shall have
been duly listed;]

                           (h)      The Company shall have complied with the
provisions of Section 4(c) hereof with respect to the furnishing of prospectuses on the New York Business Day next succeeding the date of the Agreement; and

                           (i)      The Company shall have furnished or caused
to be furnished to you at each Time of Delivery certificates of officers of the Company satisfactory to you as to the accuracy of the representations and warranties of the

Company herein at and as of each Time of Delivery, as to the performance by the Company of all of its obligations hereunder to be performed at or prior to each Time of Delivery, as to the matters set forth in subsections (a) and (e) of this Section and as to such other matters as you may reasonably request.

                  7.       (a)      The Company will indemnify and hold
harmless each Underwriter against any losses, claims, damages or liabilities, joint or several, to which such Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each Underwriter for any legal or other expenses reasonably incurred by such Underwriter in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by any Underwriter through you expressly for use therein.

                           (b)      Each Underwriter will indemnify and hold
harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any Preliminary Prospectus, the Registration Statement or the Prospectus or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Underwriter through you expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim as such expenses are incurred.

                           (c)      Promptly after receipt by an indemnified
party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Unless an indemnifying party elects not to assume or participate in the defense of an action, such indemnifying party shall not be liable for any settlement of such action by an indemnified party without the prior written consent of the indemnifying party. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability or claims that are the subject matter of such proceeding.

                           (d)      If the indemnification provided for in this
Section 7 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law or if the indemnified party failed to give the notice required under subsection (c) above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

                           (e)      The obligations of the Company under this
Section 7 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any Underwriter within the meaning of the Act; and the obligations of the Underwriters under this Section 7 shall be in addition to any liability which the respective Underwriters may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company (including any person who, with his or her consent, is named in the Registration Statement as about to become a director of the Company) and to each person, if any, who controls the Company within the meaning of the Act.

                  8.       (a)      If any Underwriter shall default in its
obligation to purchase the Firm Shares or Optional Shares which it has agreed to purchase hereunder, you may in your discretion arrange for you or another party or other parties to purchase such Shares on the terms contained herein. If within thirty-six hours after such default by any Underwriter you do not arrange for the purchase of such Firm Shares or Optional Shares, as the case may be, then the Company shall be entitled to a further period of thirty-six hours within which to procure another party or other parties satisfactory to you to purchase such Shares on such terms. In the event that, within the respective prescribed periods, you notify the Company that you have so arranged for the purchase of such Shares, or the Company notifies you that it has so arranged for the purchase of such Shares, you or the Company shall have the right to postpone the Time of Delivery for such Shares for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus, or in any other documents or arrangements, and the Company agrees to file promptly any amendments to the Registration Statement or the Prospectus which in your opinion may thereby be made necessary. The term "Underwriter" as used in this Agreement shall include any person substituted under this Section with like effect as if such person had originally been a party to this Agreement with respect to such Shares.

                           (b)      If, after giving effect to any arrangements
for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of Firm Shares or Optional Shares, as the case may be, which remains unpurchased does not exceed one-eleventh of the aggregate number of Firm Shares or Optional Shares, as the case may be, then the Company shall have the right to require each non-defaulting Underwriter to purchase the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the number of Firm Shares or Optional Shares, as the case may be, which such Underwriter agreed to purchase hereunder) of the Firm Shares or Optional Shares, as the case may be, of such defaulting Underwriter or Underwriters for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                           (c)      If, after giving effect to any arrangements
for the purchase of the Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters by you and the Company as provided in subsection (a) above, the aggregate number of Firm Shares or Optional Shares, as the case may be, which remains unpurchased exceeds one-eleventh of the aggregate number of Firm Shares or Optional Shares, as the case may be, or if the Company shall not exercise the right described in subsection (b) above to require non-defaulting Underwriters to purchase Firm Shares or Optional Shares, as the case may be, of a defaulting Underwriter or Underwriters, then this Agreement shall thereupon terminate, without liability on the part of any non-defaulting Underwriter or the Company, except for the expenses to be borne by the Company and the Underwriters as provided in Section 5 hereof and the indemnity and contribution agreements in Section 7 hereof; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

                  9. The respective indemnities, agreements, representations, warranties and other statements of the Company and the several Underwriters, as set forth in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation (or any statement as to the results thereof) made by or on behalf of any Underwriter or any controlling person of any Underwriter, or the Company, or any officer or director or controlling person of the Company, and shall survive delivery of and payment for the Shares.

                  10. If this Agreement or any Over-allotment Option shall be terminated pursuant to Section 8 hereof, the Company shall not then be under any liability to any Underwriter except as provided in Section 5 and Section 7 hereof; but, if for any other reason, the Shares are not delivered by or on behalf of the Company as provided herein, the Company will reimburse the Underwriters through you for all out-of-pocket expenses approved in writing by you, including fees and disbursements of counsel, reasonably incurred by the Underwriters in making preparations for the purchase, sale and delivery of such Shares, but the Company shall then be under no further liability to any Underwriter except as provided in Section 5 and
Section 7 hereof.

                  11. In all dealings hereunder, you shall act on behalf of each of the Underwriters, and the parties hereto shall be entitled to act and rely upon any statement, request, notice or agreement on behalf of any Underwriter made or given by you.

                  All statements, requests, notices and agreements hereunder shall be in writing, and if to the Underwriters shall be delivered or sent by mail, telex or facsimile transmission to you at the address for notices set forth in Schedule II; and if to the Company shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Registration Statement, Attention: Secretary; provided, however, that any notice to an Underwriter pursuant to Section 7(c) hereof shall be delivered or sent by mail, telex or facsimile transmission to such Underwriter at its address set forth in its Underwriters' Questionnaire, or telex constituting such Questionnaire, which address will be supplied to the Company by you upon request. Any such statements, requests, notices or agreements shall take effect upon receipt thereof.

                  12. This Agreement shall be binding upon, and inure solely to the benefit of, the Underwriters, the Company and, to the extent provided in Section 7 and Section 9 hereof, the officers and directors of the Company and each person who controls the Company or any Underwriter, and their respective heirs, executors, administrators, successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign by reason merely of such purchase.

                  13. Time shall be of the essence of this Agreement. As used herein, "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.

                  14. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

                  15. This Agreement may be executed by any one or more of the parties hereto in any number of counterparts, each of which shall be deemed to be an original, but all such respective counterparts shall together constitute one and the same instrument.

                  If the foregoing is in accordance with your understanding, please sign and return to us [ONE FOR THE COMPANY AND ONE FOR EACH OF THE REPRESENTATIVES PLUS ONE FOR EACH COUNSEL] counterparts hereof, and upon the acceptance hereof by you, on behalf of each of the Underwriters, this letter and such acceptance hereof shall constitute a binding agreement between each of the Underwriters and the Company. It is understood that your acceptance of this letter on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination upon request, but without warranty on your part as to the authority of the signers thereof.

                                    Very truly yours,

                                    Eastman Chemical Company

                                    By: ________________________________________
                                        Name:
                                        Title:

Accepted as of the date hereof for itself and the several Underwriters:

By: ________________________________
    Name:
    Title:

By: ________________________________
    Name:
    Title:

                                   SCHEDULE I

                                                                                          MAXIMUM NUMBER OF
                                             NUMBER OF FIRM                                OPTIONAL SHARES
                                              SHARES TO BE                                  WHICH MAY BE
                                                PURCHASED                                    PURCHASED
                                                ---------                                    ---------
UNDERWRITER
-----------

                           Total

                                   SCHEDULE II

[Insert if Preferred Stock --

Title: .

[Number of Firm Shares:]

[Number of Optional Shares:]

Purchase Price to public (include accrued dividends, if any): $ per share of Preferred Stock

Purchase Price to Underwriters (include accrued dividends, if any): $ per share of Preferred Stock

Liquidation preference: $ per share of Preferred Stock

Annual Dividend: % of liquidation preference, payable [annually] [semi-annually] [quarterly] on [ ,] [ and] , commencing

[Conversion rate: .]

[Sinking fund provisions: [None] [ ].]

[Redemption provisions: [None] [ ].]

[Other provisions*:]]

[Insert if Common Stock --

[Number of Firm Shares:]

[Number of Optional Shares:]

Purchase price per share to the public: $ per share [Formula].

Purchase price per share to the Underwriters: $ per share.] [Formula]

[Commission Payable to Underwriters: $ per share]

VOTING RIGHTS:

TIME OF DELIVERY:

CLOSING LOCATION:

                                     SII -1

NAMES AND ADDRESSES OF REPRESENTATIVES:

                           Designated Representatives:

                           Address for Notices, etc.:

[BLACKOUT PROVISIONS

         During the period beginning from the date hereof and continuing to and including the date [ ] [days] [years] after the date of the Prospectus, not to offer, sell, contract to sell or otherwise dispose of any securities of the Company (other than pursuant to employee stock option plans existing, or on the conversion or exchange of convertible or exchangeable securities outstanding on the date of this Agreement) which are substantially similar to the Shares [or the] [shares of _________________ issuable upon conversion, exercise or exchange of the Shares,] without your prior written consent.

[OTHER TERMS*]:

[Specified Funds For Payment of Purchase price:]

         * A description of particular tax, accounting or other unusual features (including any event risk provisions) of the Shares should be set forth, or referenced to an attached and accompanying description, if necessary to ensure agreement as to the terms of the Shares to be purchased and sold. Such a description might appropriately be in the form in which such features will be described in the Prospectus Supplement for the offering.

                                    SII - 2

                                   ANNEX I(a)

                  Pursuant to Section 6(d) of the Underwriting Agreement, the accountants shall furnish letters to the Underwriters to the effect that:

         (i) They are independent certified public accountants with respect to the Company and its subsidiaries within the meaning of the Act and the applicable published rules and regulations thereunder;

         (ii) In their opinion, the financial statements and any supplementary financial information and schedules audited (and, if applicable, prospective financial statements and/or pro forma financial information examined) by them and included in the Prospectus or the Registration Statement comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder; and, if applicable, they have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited consolidated interim financial statements, selected financial data, pro forma financial information, prospective financial statements and/or condensed financial statements derived from audited financial statements of the Company for the periods specified in such letter, as indicated in their reports thereon, copies of which have been furnished to the Underwriters;

         (iii) They have made a review in accordance with standards established by the American Institute of Certified Public Accountants of the unaudited condensed consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Company's quarterly reports on Form 10-Q incorporated by reference into the Prospectus; and on the basis of specified procedures including inquiries of officials of the Company who have responsibility for financial and accounting matters regarding whether the unaudited condensed consolidated financial statements referred to in paragraph (vi)(A) comply with the applicable accounting requirements of the [ACT AND THE EXCHANGE] Act and the related published rules and regulations, nothing came to their attention that caused them to believe that the unaudited condensed consolidated financial statements do not comply as to form in all material respects with the applicable accounting requirements of the [ACT AND THE EXCHANGE] Act and the related published rules and regulations;

         (iv) They have compared the information in the Prospectus under selected captions with the disclosure requirements of Regulation S-K and on the basis of limited procedures specified in such letter nothing came to their attention as a result of the foregoing procedures that caused them to believe that this information does not conform in all material respects with the Company's accounting records or audited financial statements;

         (v) The unaudited selected financial information with respect to the consolidated results of operations and financial position of the Company for the five most recent fiscal years included in the Prospectus agrees with the corresponding amounts (after restatements where applicable) in the audited consolidated financial statements for such five fiscal years which were included or incorporated by reference in the Company's Annual Reports on Form 10-K for such fiscal years;

         (vi) On the basis of limited procedures, not constituting an audit in accordance with generally accepted auditing standards, consisting of a reading of the unaudited financial statements and other information referred to below, a reading of the latest available interim financial statements of the Company and its subsidiaries, inspection of the minute books of the Company and its subsidiaries since the date of the latest audited financial statements included in the Prospectus, inquiries of officials of the Company and its subsidiaries responsible for financial and accounting matters and such other inquiries and procedures as may be specified in such letter, nothing came to their attention that caused them to believe that:

                  (A) the unaudited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the related published rules and regulations thereunder, or are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with the basis for the audited consolidated statements of income, consolidated balance sheets and consolidated statements of cash flows included in the Prospectus;

                  (B) any other unaudited income statement data and balance sheet items included in the Prospectus do not agree with the corresponding items in the unaudited consolidated financial statements from which such data and items were derived, and any such unaudited data and items were not determined on a basis substantially consistent with the basis for the corresponding amounts in the audited consolidated financial statements included in the Prospectus;

                  (C) the unaudited financial statements which were not included in the Prospectus but from which were derived any unaudited condensed financial statements referred to in Clause (A) and any unaudited income statement data and balance sheet items included in the Prospectus and referred to in Clause (B) were not determined on a basis substantially consistent with the basis for the audited consolidated financial statements included in the Prospectus;

                  (D) any unaudited pro forma consolidated condensed financial statements included in the Prospectus do not comply as to form in all material respects with the applicable accounting requirements of the Act and the published rules and regulations thereunder or the pro forma adjustments have not been properly applied to the historical amounts in the compilation of those statements; and

                  (E) (1) as of a specified date not more than five days prior to the date of such letter, there have been any changes in the consolidated capital stock (other than issuances of capital stock upon exercise of options and stock appreciation rights, upon earn-outs of performance shares and upon conversions of convertible securities, in each case which were outstanding on the date of the latest financial statements included in the Prospectus) or any increase in the consolidated long-term debt of the Company and its subsidiaries, or any decreases in consolidated net current assets or net assets or in consolidated stockholders' equity of the Company, in each case as compared with amounts shown in the latest balance sheet included in the Prospectus, and (2) from the date of the latest financial statements included in the Prospectus to a specified date not more than five days prior to the date of such letter, there have been any decreases, as compared to the corresponding period in the preceding year, in consolidated sales or in the total or diluted per share amounts of net income; except in each case for changes, increases or decreases which the Prospectus discloses have occurred or may occur or which are described in such letter; and

         (vii) In addition to the audit referred to in their report(s) included in the Prospectus and the limited procedures, inspection of minute books, inquiries and other procedures referred to in paragraphs (v) and (vi) above, they have carried out certain specified procedures, not constituting an audit in accordance with generally accepted auditing standards, with respect to certain amounts, percentages and financial information previously specified by the Underwriters, which are derived from the general accounting records of the Company and its subsidiaries, which appear in the Prospectus, or in Part II of, or in exhibits and schedules to, the Registration Statement previously specified by the Underwriters, and have compared certain of such amounts, percentages and financial information with the accounting records of the Company and its subsidiaries and have found them to be in agreement.

                                   ANNEX I(b)

                              [Form to be agreed.]

                                      B-1